EXCHANGE TRADED CONCEPTS TRUST

ROBO-STOXTM Global Robotics and Automation Index ETF
(the “Fund”)

Supplement dated June 6, 2014, to the currently effective
Statement of Additional Information (“SAI”)

The Fund has adjusted its standard and maximum creation transaction fees and standard and maximum redemption transaction fees. Therefore, effective immediately, the following changes apply to the SAI.

•	Under the headings “Purchase and Issuance of Shares in Creation Units- Creation Transaction Fee,” the second paragraph is deleted in its entirety and replaced with the following:

The standard creation transaction fee for the Fund is $1,500. The maximum creation transaction fee for the Fund is $2,000.

•	Under the headings “Purchase and Issuance of Shares in Creation Units- Redemption Transaction Fee,” the second paragraph is deleted in its entirety and replaced with the following:

The standard redemption transaction fee for the Fund is $1,500. The maximum redemption transaction fee for the Fund is $2,000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ROB-SK-002-0100